Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(849,945)
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,381,141
Dividend Income	612,494
Interest Income	196,479
ETF Transaction Fees	350
Total Income (Loss)	$2,340,519

Expenses
Management Fees	$153,282
Professional Fees	34,098
Brokerage Commissions	19,746
Directors' Fees and insurance	3,185
Total Expenses	$210,311
Net Income (Loss)	$2,130,208

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/25	$220,112,246
Additions (50,000 Shares)	3,531,978
Net Income (Loss)	2,130,208

Net Asset Value End of Month	$225,774,432
Net Asset Value Per Share (3,250,000 Shares)	$69.47

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$92,837
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,501,587
Dividend Income	454,606
Interest Income	136,296
ETF Transaction Fees	2,450
Total Income (Loss)	$3,187,776

Expenses
Management Fees	$91,557
Professional Fees	43,141
Brokerage Commissions	386
Directors' Fees and insurance	2,342
Total Expenses	$137,426
Net Income (Loss)	$3,050,350

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/25	$162,071,168
Additions (400,000 Shares)	11,684,581
Withdrawals ((150,000) Shares)	(4,310,824)
Net Income (Loss)	3,050,350

Net Asset Value End of Month	$172,495,275
Net Asset Value Per Share (5,900,000 Shares)	$29.24

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(757,108)
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,882,728
Dividend Income	1,067,100
Interest Income	332,775
ETF Transaction Fees	2,800
Total Income (Loss)	$5,528,295

Expenses
Management Fees	$244,839
Professional Fees	77,239
Brokerage Commissions	20,132
Directors' Fees and insurance	5,527
Total Expenses	$347,737
Net Income (Loss)	$5,180,558

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/25	$382,183,414
Additions (450,000 Shares)	15,216,559
Withdrawals (150,000 Shares)	(4,310,824)
Net Income (Loss)	5,180,558

Net Asset Value End of Month	$398,269,707

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596